                                  $200,000,000

                            MIDAMERICAN FUNDING, LLC

                   __ % SENIOR SECURED NOTES DUE MARCH 1, 2011

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                  March __, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, N.Y. 10010-3629


Dear Sirs:


     1. Introductory. MidAmerican Funding, LLC, an Iowa limited liability company ("COMPANY"), proposes to issue and sell $200,000,000 principal amount ("OFFERED SECURITIES") of its % Senior Secured Notes due March 1, 2011 ("SECURITIES"), to be issued under a Trust Indenture, dated as of March 11, 1999 (the "BASE INDENTURE"), between The Bank of New York (as successor by merger to IBJ Whitehall Bank & Trust Company), as Trustee, and a second supplemental indenture, dated as of March , 2001 ("SECOND SUPPLEMENTAL INDENTURE"), between the Company and The Bank of New York , as Trustee (the Base Indenture and the Second Supplemental Indenture are referred to collectively herein as the "INDENTURE"). The Company hereby agrees with Credit Suisse First Boston Corporation ("CSFBC"), the underwriter named in Schedule A hereto (the "UNDERWRITER") as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

           (a) A registration statement (No. 333-56624) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement,

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     "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Underwriter that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Underwriter that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Underwriter that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein and including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

           (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939 ("TRUST INDENTURE ACT") and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in light of circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus only, in light of circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by or on behalf of the Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

           (c) The documents that are incorporated by reference in each Registration Statement and the Prospectus, when they became effective or were last amended or filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as applicable, and the Rules and Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and any further documents so filed and incorporated by reference in each Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, shall conform in all material respects to the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (d) The Company, MHC Inc. ("MHC") and each Subsidiary (as defined below) have been duly organized and are validly existing and, if applicable, in good standing under the laws of their respective jurisdictions of organization as a limited liability company, corporation, or partnership, as the case may be, with power and authority to own, lease and operate their property and conduct their businesses as described in the Prospectus; and the Company, MHC and each Subsidiary are duly qualified to do business and are in good standing as a foreign limited liability company, corporation, or partnership, as the case may be, in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Company, MHC and the Subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT"). For purposes of this Agreement, the term "Subsidiary" shall mean the entities listed in Schedule B hereto ("SCHEDULE B"). The Subsidiaries listed in Schedule B are all the material direct and indirect "subsidiaries" of the Company and MHC, as such term is defined in Rule 405 of the Rules and Regulations, and are all of the "Significant Subsidiaries" of the Company and MHC, as such term is defined in Rule 1-02 of Regulation S-X.

           (e) All outstanding shares of capital stock of each Subsidiary that is a corporation have been duly and validly authorized and issued and are fully-paid and nonassessable; and except as otherwise set forth in Schedule B or disclosed in or contemplated by the Prospectus, all outstanding shares of capital stock of each Subsidiary are owned beneficially by the Company or MHC, free and clear of any material claims, liens, encumbrances and security interests. All of the membership interests in each Subsidiary that is a limited liability company that are beneficially owned by the Company or MHC have been duly and validly authorized and issued and, except as otherwise set forth in Schedule B or disclosed in or contemplated by the Prospectus, are owned beneficially by the Company or MHC, free and clear of any material claims, liens, encumbrances and security interests.

           (f) All of the outstanding membership interests of the Company have been duly and validly authorized and issued and are beneficially owned by MidAmerican Energy Holdings Company ("MIDAMERICAN HOLDINGS"), free and clear of any material claims, liens, encumbrances and security interests, and there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which the Company or MidAmerican Holdings is bound calling for the issuance of membership or other ownership interests in the Company.

           (g) The Base Indenture has been duly authorized and constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles generally. The Second Supplemental Indenture has been duly authorized, and when duly executed and delivered by the Company, shall constitute a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles generally; and the Base Indenture conforms and the Second Supplemental Indenture, when executed and delivered, shall conform, in all material respects, to the descriptions thereof contained in the Prospectus. If the Effective Time of a Registration Statement is prior to the execution and delivery of this Agreement, the Base Indenture has been, or otherwise upon such Effective Time will be, duly qualified under the Trust Indenture Act with respect to the Offered Securities registered thereby.

           (h) The Offered Securities have been duly authorized by the Company; and when the Offered Securities are duly executed, authenticated, issued and delivered against payment therefor as contemplated hereby and by the Indenture on the Closing Date (as defined below), such Offered Securities shall constitute valid and binding obligations on the part of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles generally.

           (i) The MHC Inc. Collateral (as defined in the Indenture) is subject to a valid and perfected first priority security interest in favor of the Trustee for the benefit of the holders of the Offered Securities and the other holders of Securities (as defined in the Indenture) issued under the Base Indenture and supplemental indentures thereunder.

           (j) No consent, approval, authorization or order of, or filing or registration by the Company, MHC or any Subsidiary with, any court, governmental agency or third party is required for the consummation of the transactions contemplated by this Agreement and the Indenture in connection with the issuance and sale of the Offered Securities by the Company and the use of the proceeds of the offering of the Offered Securities as described in the Prospectus, except such as have been obtained and made, including under the Act and the Trust Indenture Act and except such as may be required under state and foreign securities laws.

           (k) The execution, delivery and performance of this Agreement, the Base Indenture and the Second Supplemental Indenture, and the issuance and sale of the Offered Securities and the

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     use of the proceeds of the offering of the Offered Securities as described in the Prospectus will not (A) conflict with the articles of organization or operating agreement of the Company or the corporate charter or by-laws or certificate of formation or operating agreement of MHC or any Subsidiary, (B) conflict with, result in the creation or imposition of any lien, charge or other encumbrance (other than as contemplated by the Indenture) upon any asset of the Company, MHC or any Subsidiary pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, MHC or any Subsidiary is a party or by which the Company, MHC or any Subsidiary is bound or to which any of the properties of the Company, MHC or any Subsidiary is subject, or (C) result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Company, MHC or any Subsidiary or any of their properties where any such conflicts, encumbrances, breaches, defaults or violations under clauses (A) through (C), individually or in the aggregate, is reasonably likely to (i) have a Material Adverse Effect or (ii) impair the validity or enforceability of the Offered Securities.

           (l) Each of this Agreement and the Indenture has been duly authorized, executed and delivered by the Company. The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and to execute, deliver and perform this Agreement, the Base Indenture, the Second Supplemental Indenture and the Offered Securities.

           (m) Except as disclosed in the Prospectus, the Company, MHC and each Subsidiary holds, as applicable, good and valid title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by or held under contract by each of them that are material to the business of the Company, MHC and the Subsidiaries taken as a whole and free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them.

           (n) Except as disclosed in or contemplated by the Prospectus, the Company, MHC and each Subsidiary (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in or contemplated by the Prospectus and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except (A) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (B) permits, consents and approvals that may be required for future activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (C) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course.

           (o) Except as disclosed in or contemplated by the Prospectus, the Company, MHC and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for similarly situated companies in the Company's, MHC's and such Subsidiaries' industries, respectively. Each of the foregoing insurance policies is valid and in full force and effect, and no event has occurred and is continuing that permits, or after notice or lapse of time or both would permit, modifications or terminations of the foregoing that is reasonably likely to have a Material Adverse Effect.

           (p) None of the Company, MHC or any Subsidiary (i) is in violation of its respective charter, by-laws or partnership agreement, (ii) is in default, and no event exists and is continuing that, with notice or lapse of time or both, would constitute such a default, in the due performance and observance of any material term contained in any lease, license, indenture, mortgage, deed of

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     trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which the Company, MHC or any Subsidiary is a party or by which the Company, MHC or any Subsidiary or any property of the Company, MHC or any Subsidiary may be bound or affected, which default, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, or (iii) is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or would materially interfere with the execution, delivery and performance of this Agreement and the Indenture, the issuance and sale of the Offered Securities or the use of the proceeds of the offering of the Offered Securities as described in the Prospectus.

           (q) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings before any court, governmental agency, body or authority, domestic or foreign, now pending or, to the knowledge of the Company, threatened against, or, to the knowledge of the Company, involving, the Company, MHC or any Subsidiary (i) of a character that are required to be disclosed in the Prospectus and which are not disclosed in the Prospectus or (ii) that, if determined adversely to the Company or any Subsidiary, would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under this Agreement or the Indenture.

           (r) The Company, MHC and the Subsidiaries are currently conducting their respective businesses as described in the Prospectus.

           (s) The Company is not a "party in interest" or "disqualified person" (within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE")) with respect to any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA")) other than an employee benefit plan that is sponsored, maintained or contributed to by the Company, MHC and the Subsidiaries, or any ERISA Affiliate (as defined below). Except where it could not reasonably be expected to result in a Material Adverse Effect, (i) all "employee benefit plans" established, sponsored or maintained for or on behalf of the employees, officers or directors of the Company, the Subsidiaries or any ERISA Affiliate are in compliance with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and each such Employee Benefit Plan that is intended to be qualified under Code Section 401(a) has been determined by the Internal Revenue Service to be so qualified and (ii) no material liability or obligation has been incurred or is reasonably expected to be incurred by the Company, MHC or the Subsidiaries or any ERISA Affiliate with respect to any Employee Benefit Plan. As used herein, the term "ERISA Affiliate" refers to any person who is a member of a group which is under common control with the Company, MHC and the Subsidiaries, who together with the Company, MHC and the Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

           (t) None of the Company, MHC or any Subsidiary is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "1940 ACT"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Company, MHC and each Subsidiary is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company", or, to the best knowledge of the Company after due inquiry, a company controlled by an "investment company" within the meaning of the 1940 Act.

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           (u) The Company, MHC and each Subsidiary has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, or has filed extensions in accordance with applicable law, and has paid all taxes required to be paid through the date hereof thereon, except for such failures to file or pay that would not be reasonably likely to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company, MHC or any Subsidiary that has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, MHC or any Subsidiary would be reasonably likely to have) a Material Adverse Effect.

           (v) There is no labor problem or disturbance with the persons employed by the Company, MHC or any Subsidiary that exists or, to the knowledge of the Company, that is threatened, and that would reasonably be expected to have a Material Adverse Effect.

           (w) Except as disclosed in the Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances, pollutants or contaminants by the Company, MHC or any Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company, MHC or any Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which does not have, or would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances, pollutants or contaminants due to or caused by the Company, MHC or any Subsidiary or with respect to which the Company, MHC or any Subsidiary has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which does not have, or would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

           (x) The financial statements included or incorporated by reference in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout periods therein specified, and the related schedules included in each Registration Statement present fairly the information required to be stated therein; and the "as adjusted" financial information included in each Registration Statement and the Prospectus presents fairly the information shown therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and appropriate to give effect to the issuance and sale of the Offered Securities by the Company and the application of the net proceeds therefrom as described in the Prospectus. The historical information under the caption "Capitalization" in the Prospectus is accurately described as of the date presented therein.

           (y) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company, MHC and the Subsidiaries taken as a whole, (ii) there have not been any transactions entered into by the

     Company, MHC or the Subsidiaries, other than those in the ordinary course of business, which are material to the Company, MHC and the Subsidiaries taken as a whole; and, (iii) except for regular quarterly dividends paid by MHC, there has been no dividend or distribution of any kind declared, paid or made by the Company or MHC on any class of their capital stock.

           (z) Each of MHC and the Company is a holding company as such term is defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), and the regulations thereunder that is exempt from regulation under PUHCA, except under Section 9(a)(2) thereof.

           (aa) None of the Company, MHC or any of the Subsidiaries or, to the best knowledge of the Company, any agent acting on behalf of any of them has taken or will take any action that is reasonably likely to cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

           (bb) All the outstanding shares of capital stock of MHC have been duly and validly authorized and issued and are fully paid and nonassessable.

           (cc) The use of the proceeds of the offering of the Securities as described in the Prospectus has been duly authorized by all necessary action on the part of the Company.

           (dd) The accountants who have certified the financial statements that appear in the Registration Statement are and were independent public accountants as required by the Act and the Rules and Regulations during the periods covered by the financial statements on which they reported which are contained or incorporated by reference in the Registration Statement.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of % of the principal amount thereof plus accrued interest from to the Closing Date (as hereinafter defined), the entire principal amount of Offered Securities as set forth on Schedule A hereto.

     The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Offered Securities shall be made by the Underwriter in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the office of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York 10112 at 10:00 a.m. (New York time), on March __, 2001 or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office of Chadbourne & Parke LLP at least 24 hours prior to the Closing Date.

     4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company. The Company agrees with the Underwriter that:

           (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to the Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

           (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

           (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by the Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriter's consent to, nor the Underwriter's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

           (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

           (e) The Company will furnish to the Underwriter copies of each Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by the Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriter all such documents.

           (f) The Company will arrange, in cooperation with CSFBC and its counsel, for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution of the Offered Securities; provided, however, that the Company will not be required to qualify as a foreign corporation, to file a general consent to service of process in any such jurisdiction or to take any other action that would subject the Company to service of process in any suits other than those arising out of the offering of the Offered Securities or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

           (g) During the period of three years hereafter, the Company will furnish to the Underwriter and as soon as practicable after the end of each fiscal year, a copy of its audited annual consolidated financial statements for such year.

           (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and the Second Supplemental Indenture, for any filing fees and other expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriter. Except as otherwise provided in this Section 5(h) or in Section 9 of this Agreement, the Underwriter will pay all of its costs and expenses, including fees and expenses of its counsel, transfer taxes on the resale of the Offered Securities and any advertising and travel expenses incurred by it.

           (i) The Company has agreed that, for a period of 90 days after the date of the Prospectus, it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any additional debt securities or debt securities guaranteed by the Company or publicly disclose the intention to make any such offer, sale, pledge or filing without the prior written consent CSFBC.

     6. Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

           (a) The Underwriter shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), from each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

          (i) in their opinion the financial statements and schedules audited by them and incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related Rules and Regulations adopted by the Commission;

          (ii) based on a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with accounts shown on the latest balance sheet included in the Prospectus; or

               (B) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated operating revenues or net income;

          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements or incorporated by reference therein (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time,
     (ii) if the

     Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

           (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to CSFBC, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission.

           (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, MHC and the Subsidiaries taken as one enterprise which is material and adverse, and which in the judgment of the Underwriter, makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company or MHC by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company or MHC (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or MHC on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

           (d) The Underwriter shall have received an opinion, dated the Closing Date, of Steven A. McArthur, Vice President, General Counsel and Secretary of the Company, to the effect that:

                (i) Each of the Company, MHC and the Subsidiaries has been duly organized and is validly existing, and, if applicable, in good standing under the laws of its respective jurisdiction of organization and each of the Company, MHC and the

           Subsidiaries has the power and authority to own, lease and operate its respective properties and conduct its respective businesses as described in the Prospectus;

                (ii) Each of the Company, MHC and the Subsidiaries is duly registered or qualified to do business and is in good standing (to the extent applicable) as a foreign corporation or a foreign limited liability company, as the case may be, in each jurisdiction, domestic or foreign, in which such registration, qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a Material Adverse Effect;

                (iii) The Company has the authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Prospectus; all of the Company's authorized and outstanding membership interests have been duly and validly authorized and issued, and, except as otherwise set forth in Schedule B attached hereto or disclosed in or contemplated by the Prospectus are beneficially owned by MidAmerican Holdings, free and clear of any material claims, liens, encumbrances and security interests; to the best of such counsel's knowledge, there are no outstanding subscriptions, warrants, conversion rights, calls, options, rights, commitments or agreements by which the Company is bound calling for the issuance of membership or other ownership interests in the Company; and to the best knowledge of such counsel, all outstanding shares of capital stock of each of MHC and the Subsidiaries that is a corporation have been duly and validly authorized and issued and are fully paid and nonassessable; and to the best knowledge of such counsel, except as otherwise set forth in Schedule B attached hereto or disclosed in or contemplated by the Prospectus, all outstanding shares of capital stock of each of MHC and the Subsidiaries that is a corporation are owned beneficially by the Company, free and clear of any material claims, liens, encumbrances and security interests (except for the lien under the Indenture); and to the best knowledge of such counsel, all of the membership interests in each Subsidiary that is a limited liability company that are owned by the Company (as reflected in Schedule B attached hereto) have been duly and validly authorized and issued, and, except as otherwise set forth in Schedule B attached hereto or disclosed in or contemplated by the Prospectus are owned beneficially by the Company, free and clear of any material claims, liens, encumbrances and security interests;

                (iv) Except as disclosed in or contemplated by the Prospectus, to such counsel's knowledge, each of the Company, MHC and the Subsidiaries has good and valid title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by each of them that are material to the business of such entity, in each case, free from all liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them;

                (v) To such counsel's knowledge, there is no legal or governmental action, suit or proceeding before any court, governmental agency, body or authority, domestic or foreign, now pending, threatened against, or involving, the Company, MHC or any of the Subsidiaries (i) of a character that would be required to be disclosed in the Prospectus and which is not disclosed in the Prospectus or (ii) that, if determined adversely to the Company, MHC or any of the Subsidiaries is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Indenture or the Offered Securities;

                (vi) To such counsel's knowledge, each of the Company, MHC and the Subsidiaries (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in the Prospectus and (ii) is in compliance with all terms and conditions of each such license, permit, certificate, franchise or other governmental authorization, except
           (x) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (y) permits, consents and approvals that may be required for future activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (z) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course;

                (vii) The Company has all requisite power and authority to enter into this Agreement, the Base Indenture and the Second Supplemental Indenture, to issue the Offered Securities and to consummate the transactions contemplated by this Agreement, the Indenture and the Offered Securities;

                (viii) Each of this Agreement, the Base Indenture and the Second Supplemental Indenture has been duly authorized, executed and delivered by the Company;

                (ix) The Offered Securities have been validly authorized by the Company, and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding;

                (x) (A) The execution, delivery and performance of this Agreement and the Indenture, the issuance and sale of the Offered Securities and the use of proceeds of the Offered Securities as described in the Prospectus do not and will not (i) conflict with the corporate charter or by-laws or certificate of formation or articles of organization or operating agreement of the Company, MHC or any of the Subsidiaries, (ii) to the best knowledge of such counsel (except as contemplated by the Indenture), conflict with, result in the creation or imposition of any lien, charge or other encumbrance upon any asset of the Company, MHC or any of the Subsidiaries pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Company, MHC or any of the Subsidiaries is a party or by which the Company, MHC or any of the Subsidiaries is bound or to which any of the properties of the Company, MHC or any of the Subsidiaries is subject, or (iii) to the best knowledge of such counsel, result in a violation of any statute, rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Company, MHC or any of the Subsidiaries or any of their respective properties where any such conflict, encumbrance, breach, default or violation under clause (ii) or (iii), is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and (B) to the knowledge of such counsel, except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Offered Securities and (ii) consents of third parties which have been obtained, no consent, authorization or order of, or filing or registration by the Company, MHC or any of the Subsidiaries with, any court, governmental agency or third party is required in connection with the execution, delivery and performance by the Company, MHC or any of the Subsidiaries of this Agreement and the Indenture, the consummation of the transactions contemplated herein and therein, and the issuance, distribution and sale of the Offered Securities and the use of proceeds of the offering of the Offered Securities as contemplated herein and therein, the failure to obtain which, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or a material adverse effect on the Offered Securities or on the ability of the Company, MHC or any of the Subsidiaries to perform its obligations under this Agreement, the Indenture and the Securities;

                (xi) The Company is not and, after giving effect to the offering and the sale of the Offered Securities and the application of the proceeds therefrom as described in the Prospectus will not be, required to be registered under the Investment Company Act of 1940, as amended;

                (xii) The Company is a holding company that is exempt from regulation under PUHCA, except under Section 9(a)(2) thereof;

                (xiii) MHC is a holding company that is exempt from regulation under PUHCA, except under Section 9(a)(2) thereof; and

                (xiv) The documents incorporated by reference in the Registration Statement and Prospectus and any further amendments or supplements to any such incorporated document made by the Company prior to the Closing Date (other than the financial statements, related schedules and other financial and related statistical information contained therein or omitted therefrom as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to have been appropriately responsive in all material respects to the applicable requirements of the Act or the Exchange Act, as the case may be, and the Rules and Regulations of the Commission thereunder.

           (e) The Underwriter shall have received an opinion, dated the Closing Date, of Latham & Watkins, special counsel to the Company, to the effect that:

                (i) Each of the Base Indenture and the Second Supplemental Indenture is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                (ii) The Offered Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

                (iii) The Indenture has been duly qualified under the Trust Indenture Act;

                (iv) The execution and delivery by the Company of this Agreement and the Indenture, the issuance and sale of the Offered Securities by the Company pursuant to this Agreement and the use of proceeds thereof as described in the Prospectus do not, to the best of our knowledge, (a) result in the breach of, or a default or the creation of a lien under, any of the material agreements (defined as the agreements listed on a schedule to an officer's certificate attached to the opinion) of the Company, or (b) require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any applicable laws (defined as applicable federal and New York state laws with customary exceptions), except such as have been obtained under the Act and the Trust

           Indenture Act and such as may be required under state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriter;

                (v) The statements in the Prospectus under the heading "Description of the Securities", insofar as such statements constitute a summary of the provisions of the Indenture and the Offered Securities, are accurate in all material respects;

                (vi) The Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefore have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) and 430A under the Act;

                (vii) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from the Registration Statement, or with respect to the Form T-1 attached as an exhibit to the Registration Statement. In passing on the compliance as to form of the Registration Statement and the Prospectus, we have assumed that the statements made and incorporated by reference therein are correct and complete;

                (viii) The provisions of the Indenture are effective to create a valid security interest in favor of the Trustee for the benefit of the holders of the Offered Securities in the Company's rights in the certificate representing all of the outstanding shares of capital stock of MHC (the "Pledged Shares") as security for the payment, to the extent set forth in the Indenture, of all of the Company's obligations under the Indenture and the Offered Securities;

                (ix) Assuming continued possession of the Pledged Shares by the Trustee in the State of New York pursuant to section 8-106(b) of the New York UCC with undated stock powers endorsed in blank by an effective endorsement, the security interest in favor of the Trustee for the benefit of the holders of the Securities (as defined in the Indenture) in the Pledged Shares will be a first priority perfected security interest, free of any adverse claims; and

                (x) Neither the execution and delivery by the Company of this Agreement nor the issuance and sale of the Offered Securities under the circumstances described in the Prospectus will violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

           (f) In the rendering of the opinions described in Section 6(d) and
     Section 6(e) and such opinions will be subject to customary assumptions and qualifications and such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of New York and, in the case of the opinions described in Section 6(d), the State of Iowa, (ii) rely, to the extent they deem proper, in respect of matters of fact, upon certificates and representations of officers of the Company, MHC or the Subsidiaries and public officials and (iii) rely, to the extent they deem proper, upon opinions of local counsel and regulatory counsel, if applicable. Such counsel shall also have furnished to the Underwriter a written statement, dated the Closing Date, in form and substance reasonably satisfactory to the

     Underwriter, to the effect that (i) such counsel (in the case of Latham & Watkins, such counsel may state that they have acted as special counsel to the Company for purposes of the offering of the Offered Securities) have participated in conferences with officers and other representatives of the Company and MHC, representatives of the independent accountants for the Company and MHC, and representatives of the Underwriter and their counsel, at which conferences the contents of each Registration Statement and Prospectus, each amendment thereof and supplement thereto and related matters were discussed, although such counsel have not independently checked or verified and are not passing upon and are assuming no responsibility for the accuracy, completeness or fairness of the statements contained in each Registration Statement and Prospectus, any amendment thereof or supplement thereto and (ii) that based on the foregoing, during the course of such participation no facts have come to such counsel's attention which cause such counsel to believe that a Registration Statement or any amendment thereto, as of its effective date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (except (x) in the case of the opinion described in Section 6(d) for the financial statements, related schedules and other financial and related statistical information contained therein or omitted therefrom and (y) in the case of the opinion described in Section 6(e) for certain regulatory matters and the financial statements, related schedules and other financial and related statistical information contained therein or omitted therefrom, in each case as to which such counsel do not express any belief).

           (g) The Underwriter shall have received from Chadbourne & Parke LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Securities delivered on the Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriter may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (h) The Underwriter shall have received a certificate, dated the Closing Date, of the Chief Executive Officer, Chief Operating Officer or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct in all material respects; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to the Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Company and the Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

           (i) The Underwriter shall have received letters dated the Closing Date, of each of Deloitte & Touche LLP and PricewaterhouseCoopers LLP, which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

           (j) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Securities, the Registration Statement, the Prospectus, the Base Indenture, the Second Supplemental Indenture and all other legal matters relating to such agreements and documents and the transactions contemplated thereby shall be satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

           (k) Each of the Base Indenture and the Second Supplemental Indenture shall have been duly executed and delivered by the Company and be in form, scope and substance reasonably satisfactory to the Underwriter.

           (l) The Offered Securities shall have been (i) accepted for settlement through the facilities of DTC, and (ii) rated investment grade by each of Standard & Poor's Rating Services, Moody's Investors Service, Inc. and Fitch, Inc.

The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriter reasonably requests. CSFBC may in its sole discretion waive compliance with any conditions to its obligations hereunder, whether in respect of the Closing Date or otherwise.

     7. Indemnification and Contribution.

           (a) The Company will indemnify and hold harmless the Underwriter, its directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (b) below.

           (b) The Underwriter will indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information in the Prospectus furnished on behalf of the Underwriter appearing in the third, fifth, eighth, ninth and eleventh paragraphs under "Underwriting."

           (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this
     Section 7 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, if in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them or the indemnifying party shall have failed to employ counsel within a reasonable period of time, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

           (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section shall be in addition to any liability which the respective Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. [INTENTIONALLY OMITTED]

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If, for any reason, the purchase of the Offered Securities by the Underwriter is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company and the Underwriter pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriter is not consummated for any reason other than solely because of a default by the Underwriter in its obligation to purchase Offered Securities on the Closing Date or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriter for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities, provided, that the Company shall not be obligated under this Section 9 to reimburse the Underwriter for any expenses (including any reasonable fees and disbursements of counsel) in excess of $150,000.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to the Underwriter at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131, Attention: Steven A. McArthur, Senior Vice-President and General Counsel, Fax:

(402) 231-1578; provided, however, that any notice to the Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to the Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     13. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         If the foregoing is in accordance with the Underwriter's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriter in accordance with its terms.


                                                Very truly yours,

                                                MIDAMERICAN FUNDING, LLC


                                                By
                                                   -----------------------------
                                                   Name:  Steven A. McArthur
                                                   Title: Vice President


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION


By
   ------------------------------------------
   Name:
   Title:

                                   SCHEDULE A




                                                                PRINCIPAL
                                                            AMOUNT OF OFFERED
UNDERWRITER                                                     SECURITIES
-----------                                                     ----------

Credit Suisse First Boston Corporation............             $200,000,000
                                                               ------------

                                   Total..........             $200,000,000
                                                               ============

                                   SCHEDULE B


                                  SUBSIDIARIES
                                  ------------

                                  See Attached.


                                                                      SCHEDULE B



                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                            MIDAMERICAN FUNDING, LLC
                                    MHC INC.




A. MidAmerican Energy Holdings Company - Organized as a holding company. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

     MidAmerican Funding, LLC - Organized as a holding company for acquisition financing purposes. Organized in Iowa. Headquartered in Des Moines, Iowa.

     MHC Inc. - Organized as a holding company. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

     The following companies are subsidiaries of MidAmerican Energy Holdings Company as defined by Section 2(a):

B.   Utility Subsidiaries

     MidAmerican Energy Company (100% owned) - Organized as a public utility to generate, transmit, distribute and market electric energy and to distribute and market natural gas. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

     i.   100% owned by MidAmerican Energy Company

          MidAmerican Energy Financing I - Organized as a statutory business trust holding MidAmerican 7.98% Series A Debentures due 2045. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

          MidAmerican Energy Funding Corporation - Organized to purchase
            MidAmerican Energy Company's accounts receivable. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

     ii.  Less than 100% but Greater than 10% Owned by MidAmerican Energy
          Company.

          CBEC Railway Inc. - Organized to own and operate rail facilities for the transportation of coal. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

C.   Nonregulated Business Subsidiaries

     i. MidAmerican Capital Company (100% owned) - Organized as a holding company for nonregulated business subsidiaries. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

          a.  100% Owned by MidAmerican Capital Company

               AmGas Inc. - Organized to market nonregulated natural gas to end users. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

               Cimmred Leasing Company - Organized to invest in, develop and/or manage financial business ventures. Incorporated in South Dakota. Headquartered in Dakota Dunes, South Dakota.

               InterCoast Capital Company - Organized to invest in and manage securities. Incorporated in South Dakota. Headquartered in Dakota Dunes, South Dakota.

               InterCoast Energy Company - Organized to market nonregulated electric energy, and produce and market oil and gas. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               InterCoast Global Management, Inc. - Organized to manage
                 securities investments. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               InterCoast Power Company - Organized to manage nonregulated electric energy investments. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               InterCoast Power Marketing Company - Organized to market
                 nonregulated electric energy. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               InterCoast Trade & Resources, Inc. - Organized to market
                 nonregulated oil and gas. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               IWG Co. 8 - Organized to invest in nonregulated hydropower projects or companies. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               MHC Investment Company - Organized to invest in, develop and/or manage investments and financial business ventures. Incorporated in South Dakota. Headquartered in Dakota Dunes, South Dakota.

               MidAmerican Rail Inc. - Organized to lease railroad coal cars.
                 Incorporated in Iowa. Headquartered in Des Moines, Iowa.

               MWR Capital Inc. - Organized to invest in, develop and/or manage financial business ventures. Incorporated in South Dakota. Headquartered in Dakota Dunes, South Dakota.

               TTP, Inc. of South Dakota - Organized to invest in, develop and manage a cogeneration partnership. Incorporated in South Dakota. Headquartered in Dakota Dunes, South Dakota.

          b. Less than 100% but Greater than 10% Owned by MidAmerican Capital Company

               Edge Technologies, Inc. - A joint venture organized in Iowa to generate capital for the development and commercialization of inventions. Incorporated in Iowa. Headquartered in Ames, Iowa.

               Micro-Generation Technology Fund, LLC - Organized to invest in entrepreneurial ventures offering products and services relating to micro-generation of electric power. Organized in Delaware. Headquartered in Center Harbor, New Hampshire.

               Tenaska III Texas Partners - Organized in Texas to construct, own and operate a cogeneration plant located near Paris, Texas. Partnership Organized in Texas. Headquartered in Omaha, Nebraska.

               Utech Venture Capital Corporation - Organized to invest in venture capital. Incorporated in Delaware. Headquartered in Wilmington, Delaware.

     ii. Midwest Capital Group, Inc. (100% owned) - Organized as a holding company for nonregulated business development subsidiaries. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

          a.   100% Owned by Midwest Capital Group, Inc.

               Dakota Dunes Development Company - Organized to invest in, develop and/or manage real estate business ventures. Incorporated in Iowa. Headquartered in Dakota Dunes, South Dakota.

               Two Rivers Inc. - Organized to own and operate a golf course facility. Incorporated in South Dakota. Headquartered in Dakota Dunes, South Dakota.

          b. Less than 100% but Greater than 10% owned by Midwest Capital Group, Inc.

               Northgate Park Associates - Organized to develop and own an office park. Partnership Organized in Iowa. Headquartered in Iowa City, Iowa.

     iii. MidAmerican Services Company (100% owned) - Organized to provide complementary energy services. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

     iv. MEC Construction Services Co. (100% owned) - Organized to provide nonregulated utility construction services. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

     v. HomeServices.Com, Inc. (83.4% owned) - Organized as a holding company for nonregulated real estate brokerage operations. Incorporated in Delaware. Headquartered in Edina, Minnesota.

          a.   100% owned by HomeServices.Com, Inc.

               CBS Home Real Estate Company - Organized to provide residential real estate brokerage services. Incorporated in Nebraska. Headquartered in Omaha, Nebraska.

               Champion Realty, Inc. - Organized to provide residential real estate brokerage services. Incorporated in Maryland. Headquartered in Annapolis, Maryland.

               Chancellor Mortgage Services, Inc. - Organized to provide
                 residential mortgage brokerage services. Incorporated in Maryland. Headquartered in Annapolis, Maryland.

               Chancellor Title Services, Inc. - Organized to provide title search, abstracting real estate escrow and closing services. Incorporated in Maryland. Headquartered in Annapolis, Maryland.

               Edina Corporate Services, Inc. - Organized as a third party relocation company to provide services to companies that relocate employees. Incorporated in Minnesota. Headquartered in Edina, Minnesota.

               Edina Financial Services, Inc. - Organized as a holding company for the Edina Realty subsidiaries. Incorporated in Minnesota. Headquartered in Edina, Minnesota.

               Edina Realty, Inc. - Organized to provide residential real estate brokerage services. Incorporated in Minnesota. Headquartered in Edina, Minnesota.

               Edina Realty of Wisconsin, Inc. - Organized to provide
                 residential real estate brokerage services. Incorporated in Wisconsin. Headquartered in Hudson, Wisconsin.

               Edina Realty Insurance Agency, Inc. - Organized to provide property and casualty insurance agency services. Incorporated in Minnesota. Headquartered in Edina, Minnesota.

               Edina Realty Title, Inc. - Organized to provide title search, abstracting, real estate escrow, and closing services. Incorporated in Minnesota. Headquartered in Edina, Minnesota.

               JC Nichols Residential Inc. - Organized to provide residential real estate brokerage services. Incorporated in Iowa. Headquartered in Overland Park, Kansas.

               JC Nichols Residential Alliance, Inc. - Organized to manage real estate brokerage franchises. Incorporated in Kansas. Headquartered in Overland Park, Kansas.

               Kansas City Title, Inc. - Organized to provide title and
                 abstracting services. Organized in Missouri. Headquartered in Overland Park, Kansas.

               Iowa Realty Co., Inc. - Organized to provide residential real estate brokerage services. Incorporated in Iowa. Headquartered in West Des Moines, Iowa.

               Iowa Realty Insurance Agency, Inc. - Organized to establish third party contracts with insurance companies to provide property insurance to residential real estate customers. Incorporated in Iowa. Headquartered in West Des Moines, Iowa.

               First Realty, Ltd. - Organized to provide residential real estate brokerage services. Incorporated in Iowa. Headquartered in West Des Moines, Iowa.

               Iowa Title Company - Organized to provide land title abstracting services. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

               Iowa Title Linn County LLC - Organized to provide land title abstracting services. Organized in Iowa. Headquartered in West Des Moines, Iowa.

               Midland Escrow Services, Inc. - Organized to provide real estate and mortgage closing and escrow services. Incorporated in Iowa. Headquartered in West Des Moines, Iowa.

               MRSCT Inc. - Organized to provide title search, abstracting real estate escrow and closing services. Incorporated in Kentucky. Headquartered in Louisville, Kentucky.

               Nebraska Land Title and Abstract Company - Organized to provide title and abstracting services. Incorporated in Nebraska. Headquartered in Omaha, Nebraska.

               IMO Co., Inc. - Organized to provide residential real estate brokerage services. Incorporated in Missouri. Headquartered in Springfield, Missouri.

               MidAmerican Commercial Real Estate Services, Inc. - Organized to
                 provide commercial real estate brokerage services. Incorporated in Kansas. Headquartered in Overland Park, Kansas.

               Paul Semonin Company - Organized to provide residential real estate brokerage services. Incorporated in Kentucky. Headquartered in Louisville, Kentucky.

               Plaza Financial Services, LLC - Organized as a holding company for a mortgage brokerage subsidiary. Organized in Kansas. Headquartered in Prairie Village, Kansas.

               Plaza Mortgage Services, LLC - Organized to provide residential mortgage brokerage services. Organized in Kansas. Headquartered in Prairie Village, Kansas.

               Professional Referral Organization, Inc. - Organized to generate real estate sales through referrals from retired agents. Incorporated in Maryland. Headquartered in Annapolis, Maryland.

               Roy H. Long Realty Co., Inc. - Organized to provide residential real estate brokerage services. Incorporated in Arizona. Headquartered in Phoenix, Arizona.

               The Referral Company - Organized to generate real estate sales through referrals from retired salespersons of Iowa Realty Co., Inc. Incorporated in Iowa. Headquartered in West Des Moines, Iowa.

               RHL Referral Company, LLC - Organized to generate real estate sales through referrals from retired agents. Organized in Arizona. Headquartered in Phoenix, Arizona.

               Select Relocation Services, Inc. - Organized to provide real estate relocation services. Incorporated in Nebraska. Headquartered in Omaha, Nebraska.

               Semonin Mortgage Services, Inc. - Organized as a holding company for an interest in a mortgage brokerage business. Incorporated in Kentucky. Headquartered in Louisville, Kentucky.

          b. Less than 100% but greater than 10% owned by HomeServices.Com, Inc.

               Cendant Home Funding-Nebraska, LLC - Organized to provide
                 mortgage brokerage services. Organized in Delaware. Headquartered in Omaha, Nebraska.

               Edina Realty Mortgage, LLC - Organized to provide residential mortgage brokerage services. Organized in Delaware. Headquartered in Edina, Minnesota.

               MidAmerican Home Services Mortgage, LLC - Organized to provide residential mortgage brokerage services. Organized in Iowa. Headquartered in West Des Moines, Iowa.

               Service Mortgage Group, LLC - Organized to provide residential real estate brokerage services. Organized in Kentucky. Headquartered in Louisville, Kentucky.

               Title Information Services, LLC - Organized to provide
                 computerized title information. Organized in Minnesota. Headquartered in Minneapolis, Minnesota.

               Arizona Land Title, Inc. - Organized to provide title and
                 abstracting services. Incorporated in Arizona. Headquartered in Tucson, Arizona.

     vi. CE Electric UK Funding Company (100% owned) - Organized as a holding and investment company. Incorporated in the United Kingdom. Headquartered in Newcastle, United Kingdom.

          a. 100% owned by CE Electric UK Funding Company - (unless otherwise indicated, all of the following were headquartered in Newcastle, United Kingdom).

               Northern Electric plc - Organized as a UK regional electric company. Incorporated in the United Kingdom.

               CE Electric UK Holdings - Organized as a holding company.
                 Incorporated in United Kingdom.

               CE Electric UK plc - Owner of Northern Electric plc. Incorporated
                 in United Kingdom.

               Northern Electric Generation Limited - Organized as a holding company. Incorporated in United Kingdom.

               Northern Electric (Overseas Holdings) Limited - General
                 Merchants. Incorporated in United Kingdom.

               Northern Electric Properties Limited - Organized as a property management company. Incorporated in United Kingdom.

               Northern Electric Finance plc - Organized as a finance company.
                 Incorporated in United Kingdom.

               CalEnergy Gas (Holdings) Limited - Gas exploration and ownership of gas. Incorporated in United Kingdom.

               Northern Electric Retail Limited - Retailing of electrical and gas appliances. Incorporated in United Kingdom.

               Northern Electric Distribution Limited - Management of
                 distribution network. Incorporated in United Kingdom.

               Northern Electric Generation (TPL) Limited - Organized as a
                 holding company. Incorporated in United Kingdom.

               Northern Electric Generation (Peaking) Limited - Standard
                 commercial company. Incorporated in United Kingdom.

               Northern Electric Insurance Services Limited - Organized to
                 provide insurance services. Incorporated in the Isle of Man.

               CalEnergy Gas (UK) Limited - Organized to purchase, lease or acquire land containing or believed to contain petroleum, natural gas or other mineral oils; to search and prospect for petroleum, natural gas and related hydrocarbons. Incorporated in United Kingdom.

               CalEnergy Gas (Polska) Sp. z.o.o. - Organized for the
                 exploration, production and refining of reserves of natural gas and other hydrocarbons within the territory of Poland and abroad. Incorporated in Poland. Headquartered in Warsaw, Poland.

               CalEnergy Gas (Pipelines) Limited - Organized to explore and prospect for, manufacture, produce, buy, sell, dispose of and deal in gas and to use all such land, buildings and other works, machinery, plant and pipes. Incorporated in United Kingdom. Headquartered in London, England.

               Northern Electric & Gas Limited - A holding company which
                 directly owns 100% of the following subsidiaries: Northern Tracing & Collection Services Limited, Northern Electric Retail Limited, Integrated Utility Services, Northern Metering Services Limited, Northern InfoCom Limited, Northern Electric Training Limited. Incorporated in United Kingdom.

               Northern Tracing & Collection Services Limited - Organized to
                 carry on address checking and tracing, credit vetting and debt collection. Incorporated in United Kingdom.

               Northern Transport Finance Limited - Organized as an investment company. Incorporated in United Kingdom.

               Northern Electric Supply Limited - Organized to retail
                 electricity and gas. Incorporated in United Kingdom.

               Northern Metering Services Limited - Meter operator. Incorporated in United Kingdom.

               Integrated Utility Services Limited - Organized to provide engineering contracting services. Incorporated in United
                 Kingdom.

               Northern Infocom Limited - Standard commercial company.
                 Incorporated in United Kingdom.

               Northern Electric Training Limited - Organized to provide
                 training services. Incorporated in United Kingdom.

               Ryhope Road Developments Ltd - Organized to acquire and develop land. Incorporated in United Kingdom.

               CalEnergy Power (Polska) SP. z.o.o. - Organized to invest in power generation, development and to perform power generation activities; and invest in electrical infrastructure, development, construction and maintain electrical infrastructure; and to invest in or develop other activities relating to power generation and electrical infrastructure in Poland. Incorporated in Poland. Headquartered in Warsaw, Poland.

               Avonmouth CHP Limited - Organized to invest in and develop power generation. Incorporated in United Kingdom.

               High Hedley Hope Wind Limited - Organized to invest in and develop power generation. Incorporated in United Kingdom.

               Northern Offshore Wind Limited - Organized to invest in and develop power generation. Incorporated in United Kingdom.

               Stamfordham Road Developments Ltd. - Organized to acquire, purchase, exchange land at Stamfordham Road, Newcastle Upon Tyne. Incorporated in United Kingdom.

               CE Electric (Ireland) Ltd. - Organized to be a holding company.
                 Incorporated in the Republic of Ireland.

          b. Less than 100% but greater than 10% owned by CE Electric UK Funding Company - (all of the following are headquartered in Newcastle, United Kingdom).

               Kings Road Developments Limited - Organized to acquire and develop land, houses and buildings at Kings road, Wallsend. Incorporated in United Kingdom.

               Viking Power Ltd. - Owner of power generation facility.
                 Incorporated in United Kingdom.

               Teesside Power Limited - General and supply products connected with energy. Incorporated in United Kingdom.

               Kirkheaton Wind Limited - General Merchants. Incorporated in
                 United Kingdom.

               Vehicle Lease and Service Limited - Standard commercial company.
                 Incorporated in United Kingdom.

               Selectusonline - Organized to provide and procure services and products. Incorporated in United Kingdom.

     vii. CE Generation, LLC - (50% owned) - Organized as a holding company. Headquartered in Omaha, Nebraska.

          a. 100% owned by CE Generation, LLC (all of the following are headquartered in Omaha, Nebraska)

               California Energy Development Corporation - Managing general partner and 50% owner of Yuma Cogeneration Associates. Incorporated in Delaware.

               California Energy Yuma Corporation - Organized as a holding company. Holds a 50% interest in Yuma Cogeneration Associates, a general partnership. Incorporated in Utah.

               Yuma Cogeneration Associates - Owner of the Yuma cogeneration natural gas-fired project in Arizona. Organized in Arizona.

               Magma Power Company - Organized as a holding company. Owns several operating subsidiaries. Incorporated in Nevada.

               Desert Valley Company - Operates monofill for Imperial Valley operations. Incorporated in California.

               Vulcan Power Company - Organized as a holding company. Owns 50%
                 of Vulcan/BN Geothermal Power Company. Incorporated in Nevada.

               Vulcan/BN Geothermal Power Company - Owner of Vulcan Project in
                 the Imperial Valley. Organized in Nevada.

               CalEnergy Operating Corporation - Provides operating and
                 maintenance services for Imperial Valley Facilities; General Partner and 40% owner of Leathers, Del Ranch, & Elmore limited partnerships. Incorporated in Delaware.

               Leathers, L.P. - Owns Leathers project in the Salton Sea.
                 Organized in California.

               Elmore, L.P. - Owns Elmore project in the Salton Sea. Organized in California.

               Del Ranch, L. P. - Owns Del Ranch (Hoch) project in the Salton
                 Sea. Organized in California.

               Salton Sea Power Company - Organized as a holding company. 1%
                 General Partner Interest, Salton Sea Power Generation, L. P. & Salton Sea Brine Processing, L. P. Incorporated in Nevada.

               Salton Sea Brine Processing L. P. - Owns 99% limited partnership interest in Salton Sea Power Generation, L.P. Organized in California.

               Salton Sea Power Generation L. P. - Owns Units 1, 2 & 3 & part of
                 Unit 4 at Salton Sea. Organized in California.

               Magma Land Company I - Holds mineral interests and brine rights for Salton Sea Projects. Incorporated in Nevada.

               Salton Sea Funding Corporation - Organized to provide financing for Salton Sea Projects. Incorporated in Delaware.

               Conejo Energy Company - Holding company owning 50% partnership interest - 40% General Partner & 10% limited partner in Del Ranch, L. P. Incorporated in California.

               Niguel Energy Company - Holding company owning 50% partnership interest (40% General Partner & 10% Limited Partner) in Elmore,
                 L. P. Incorporated in California.

               San Felipe Energy Company - Holding company owning 50%
                 partnership interest (40% General Partner & 10% Limited Partner) in Leathers, L. P. Incorporated in California.

               FSRI Holdings, Inc. - Organized as a holding company.
                 Incorporated in Texas.

               Falcon Seaboard Oil Company - Holds 100% interest in Power
                 Resources, Ltd. Incorporated in Texas.

               Falcon Seaboard Pipeline Corporation - Holds 100% interest in Big
                 Springs Pipeline Company. Incorporated in Texas.

               Falcon Seaboard Power Corporation - Holds 100% interest in SECI
                 Holdings, Inc., Falcon Power Operating Company and NorCon Holdings, Inc. Incorporated in Texas.

               Power Resources, Ltd. - Organized to own and operate a gas-fired cogeneration facility. Organized in Texas.

               Falcon Power Operating Company - Organized to provide operation and maintenance services for cogeneration facilities. Incorporated in Texas.

               Salton Sea Power L.L.C. - Organized to develop, own and operate
                 Salton Sea Unit #5. Organized in Delaware.

               CE Salton Sea Inc. - Organized as a holding company. Incorporated in Delaware.

               CE Turbo LLC - Owns Imperial Valley turbo-expander power project.
                 Organized in Delaware.

               CE Texas Energy LLC - Owns CE Texas Gas LP. Organized in
                 Delaware.

               CE Texas Gas LP - Owns contract rights. Organized in Delaware.

               CE Texas Fuel, LLC - Organized as a holding company. Organized in
                 Delaware.

               CE Texas Power, LLC - Organized as a holding company. Organized in Delaware.

               CE Texas Pipeline, LLC - Organized as a holding company.
                 Organized in Delaware.

               CE Texas Resources, LLC - Organized as a holding company.
                 Organized in Delaware.

               Fish Lake Power LLC - Owns a 1% interest in Salton Sea Unit IV.
                 Organized in Delaware.

               Imperial Magma LLC - Owns resource rights and real property in the Imperial Valley. Organized in Delaware.

               Salton Sea Royalty LLC - Owns rights to royalty payments.
                 Organized in Delaware.

               VPC Geothermal LLC - Owns 50% of Vulcan/BN Geothermal Power
                 Company. Organized in Delaware.

               SECI Holdings, Inc. - Holding company for Saranac Energy Company.
                 Incorporated in Delaware.

               Saranac Energy Company, Inc. - Organized to own an interest in the project company for the Saranac cogeneration facility in Plattsburgh, NY. Incorporated in Delaware.

          b.   Less than 100% but greater than 10% owned by CE Generation, LLC

               Saranac Power Partners, L. P. - Organized to construct, own and operate a natural gas-fired cogeneration facility in Plattsburgh, NY and to own North County Gas Pipeline Corporation. Organized in Delaware. Headquartered in Omaha, Nebraska.

               North Country Gas Pipeline Corporation - Organized to construct, own and operate a gas pipeline to primarily transport fuel to Saranac. Incorporated in New York. Headquartered in Omaha, Nebraska.

    viii. Other MidAmerican Energy Holdings Company Related Entities:

          a. 100% owned by MidAmerican Energy Holdings Company (unless otherwise indicated, all of the following are headquartered in Omaha, Nebraska).

               CE Power LLC - Organized to invest in nonregulated generation facilities. Organized in Delaware.

               CE Power, Inc. - Owner of shares of the share capital of CE
                 Electric UK Funding Company. Incorporated in Delaware.

               CE Electric, Inc. - Owner of shares of CE Electric UK Holdings.
                 Incorporated in Delaware.

               CE Electric (NY), Inc. - Organized as a holding company.
                 Incorporated in Delaware.

               CE Geothermal LLC - Organized to invest in nonregulated
                 generation facilities. Organized in Delaware.

               CE Geothermal, Inc. - Owns Western States Geothermal Company and
                 Intermountain Geothermal Company. Incorporated in Delaware.

               Western States Geothermal Company - Owner of Desert Peak
                 leaseholds and the Desert Peak geothermal power plant. Incorporated in Delaware.

               Intermountain Geothermal Company - Owner of 70% interest in the
                 Roosevelt Hot Springs geothermal field in Utah. Incorporated in Delaware.

               CE Exploration Company - Exploration subsidiary with leaseholds in Oregon, Washington, and Northern California. Incorporated in Delaware.

               CE Newberry, Inc. - Project company for the Telephone Flat project. Incorporated in Delaware.

               CE Resources LLC - Organized to invest in nonregulated generation facilities. Organized in Delaware.

               CalEnergy International Services, Inc. - Employs personnel working on CalEnergy's projects outside the United States. Incorporated in Delaware.

               American Pacific Finance Company - Organized to be a captive finance company. Incorporated in Delaware.

               California Energy General Corporation - Owns the Telephone Flat
                 leaseholds. Incorporated in Delaware.

               CE International Investments, Inc. - Holding company for projects outside the United States. Incorporated in Delaware.

               CE Mahanagdong Ltd. - Holding company for interest in CE Luzon
                 Geothermal Power Company, Inc. Incorporated in Bermuda.

               CE Philippines Ltd. - Holding company for interest in CE Cebu
                 Geothermal Power Company Inc. Incorporated in Bermuda.

               CE Cebu Geothermal Power Company, Inc. - Project company for the
                 Upper Mahiao project, on the island of Leyte, Philippines. Incorporated in Philippines.

               CE Casecnan Ltd. - Holding company which owns interest in CE
                 Casecnan Water & Energy Company, Inc. Organized in Bermuda.

               CalEnergy International Ltd. - Organized to develop projects outside the United States. Organized in Bermuda.

               CE Bali, Ltd. - Holds an interest in Bali Energy Ltd. Organized in Bermuda.

               Tongonan Power Investment, Inc. - Holds a partnership interest in
                 Visayas Geothermal Power Company. Incorporated in Philippines.

               Magma Netherlands B.V. - Holds interest in Visayas Geothermal
                 Power Company. Incorporated in Netherlands.

               Visayas Geothermal Power Company - Project company for the
                 Malitbog project, on the island of Leyte, Philippines. Organized in Philippines.

               CE Indonesia Geothermal, Inc. - Organized as a holding company for construction of projects in Indonesia. Incorporated in Delaware.

               CE (Bermuda) Financing Ltd. - Organized to finance energy
                 projects directly or through subsidiaries. Organized in Bermuda.

               CalEnergy Pacific Holdings Corp. - Holding company which owns shares of CE International (Bermuda) Ltd. Incorporated in Delaware.

               CalEnergy U.K. Inc. - Organized as a holding company.
                 Incorporated in Delaware.

               CalEnergy International (Bermuda) Ltd - Holding company which owns interests in geothermal power generation project companies. Incorporated in Bermuda.

               Aurora 2000, LLC - Organized to develop and market software.
                 Organized in Delaware.

               CE Aurora I, Inc. - Organized to develop and market software.
                 Incorporated in Delaware.

               Northern Aurora, Inc. - Organized to develop and market software.
                 Incorporated in Delaware.

               CalEnergy Minerals, LLC - Organized to own Salton Sea zinc recovery project. Organized in Delaware.

               CalEnergy Company Inc. - Organized to develop projects in the
                 United States. Incorporated in Delaware.

               Salton Sea Minerals Corp. - Owns indirect interest in a zinc recovery project. Incorporated in Delaware.

               CalEnergy International, Inc. - Development company for project interests located outside the United States. Incorporated in Delaware.

               CalEnergy Capital Trust I - Organized to provide financing.
                 Organized in Delaware.

               CalEnergy Capital Trust II - Organized to provide financing.
                 Organized in Delaware.

               CalEnergy Capital Trust III - Organized to provide financing.
                 Organized in Delaware.

               CalEnergy Investments C.V. - Organized as a financing entity.
                 Organized in the Netherlands.

               CE Minerals Development LLC - Owns interest in minerals projects.
                 Organized in Delaware.

               CalEnergy Holdings, Inc. - Organized as a holding company.
                 Incorporated in Delaware.

               Cordova Funding Corporation - Organized to provide financing for an independent power project. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               Quad Cities Energy Company - Organized to invest in nonregulated generation facilities. Incorporated in Iowa. Headquartered in Des Moines, Iowa.

               Cordova Energy Company, LLC - Organized to invest in nonregulated generation facilities. Organized in Delaware. Headquartered in Des Moines, Iowa.

               Fox Energy Company LLC - Organized to invest in nonregulated generation facilities. Incorporated in Delaware. Headquartered in Des Moines, Iowa.

               CalEnergy Generation Operating Company - Organized to manage and operate power projects in the United States. Incorporated in Delaware.

          b. Less than 100% but greater than 10% owned by MidAmerican Energy Holdings Company - (all of the following are headquartered in Omaha, Nebraska).

               CE Luzon Geothermal Power Company, Inc. - Project company for the
                 Mahanagdong project located on the island of Leyte, Philippines. Incorporated in Philippines.

               Bali Energy Ltd. - Project company for Bali geothermal project in
                 Indonesia. Incorporated in Bermuda.

               CE Casecnan Water and Energy Company, Inc. - Organized to develop and operate a hydroelectric power plant in Luzon, Philippines. Incorporated in Philippines.

D.    Inactive Subsidiaries

           Midwest Gas Company - Incorporated in Iowa.
           DCCO Inc. - Incorporated in Minnesota.
           InterCoast Sierra Power Company - Incorporated in Delaware. MidAmerican Energy Financing II - Organized as a statutory business trust.
           Magma Generating Company II - Incorporated in Nevada.
           Magma Generating Company I - Incorporated in Nevada.
           Norming Investments B.V. - Incorporated in Netherlands.
           California Energy Retail Company, Inc. - Incorporated in Delaware. Slupo I B.V. - Incorporated in Netherlands.
           CEABC Co. - Incorporated in Delaware.
           CEXYZ CO. - Incorporated in Delaware.
           IPP Co. - Incorporated in Delaware.
           IPP Co. LLC - Organized in Delaware.
           Gilbert/CBE Indonesia L.L.C. - Organized in Nebraska.
           Gilbert/CBE L. P. - Organized in Nebraska.
           California Energy Management Company - Incorporated in Delaware.
           Big Springs Pipeline Company - Incorporated in Texas.
           CBE Engineering Co. - Incorporated in California
           CE Columbia Ltd. - Incorporated in Bermuda.
           CalEnergy Imperial Valley Company, Inc. - Incorporated in Delaware. American Pacific Finance Company II - Incorporated in California. NorCon Holdings, Inc. - Incorporated in Delaware.
           Northern Consolidated Power, Inc. - Incorporated in Delaware.
           NorCon Power Partners L.P. - Organized in Delaware.
           Arizona Home Services LLC - Organized in Arizona.
           CE Latin America Ltd - Organized in Bermuda.
           CE Ijen Ltd. - Organized in Bermuda.
           CE Argo Energy, Inc. - Incorporated in Delaware.
           CE Argo Power LLC - Organized in Delaware.
           Bioclean Fuels, Inc. - Incorporated in Delaware.
           CalEnergy BCF, Inc. - Incorporated in Delaware.
           CE Alberta Bioclean, Inc. - Incorporated in Delaware.
           CE CIS-FSU, Inc. - Incorporated in Delaware.
           CE Indonesia Ltd. - Organized in Bermuda.
           CE Singapore Ltd. - Organized in Bermuda.
           CE Asia Ltd. - Organized in Bermuda.
           CE Overseas Ltd. - Organized in Bermuda.
           Northern Electric Generation (NPL) Limited - Incorporated in United
             Kingdom.
           Northern Electric Transport Limited - Incorporated in United Kingdom. Real Estate Referral Network, Inc. - Incorporated in Nebraska.
           CE Administrative Services, Inc. - Incorporated in Delaware.
           Ormoc Cebu Ltd. - Organized in Bermuda.
           CalEnergy Capital Trust IV - Organized in Delaware.
           CalEnergy Capital Trust V - Organized in Delaware.
           CalEnergy Capital Trust VI - Organized in Delaware.
           Neptune Power Ltd. - Incorporated in United Kingdom.

           Northern Electric Telecom Limited - Incorporated in United Kingdom. CE Electric (Ireland) Limited - Incorporated in Ireland.
           Northern Aurora Limited - Incorporated in United Kingdom.
           CalEnergy Europe Ltd. - Incorporated in United Kingdom.
           Cal Energy Power Ltd. - Incorporated in United Kingdom.
           CalEnergy Power Ventures Ltd. - Incorporated in United Kingdom. Direct Energy Ltd. - Incorporated in United Kingdom.
           Electric & Gas UK Ltd. - Incorporated in United Kingdom.
           Electricity & Gas UK Ltd. - Incorporated in United Kingdom. Electricity North East Ltd. - Incorporated in United Kingdom. Electricity North Ltd. - Incorporated in United Kingdom.
           Gas & Electric UK Ltd. - Incorporated in United Kingdom.
           Gas & Electricity UK Ltd. - Incorporated in United Kingdom.
           Gas UK Ltd. - Incorporated in United Kingdom.
           Integrated Utility Services (UK) Ltd. - Incorporated in United
             Kingdom.
           LW Technical (Northern) Ltd. - Incorporated in United Kingdom.
           NEEB Ltd. - Incorporated in United Kingdom.
           North Eastern Electricity Ltd. - Incorporated in United Kingdom. Northern Billing and Customer Information Services Ltd. -
             Incorporated in United Kingdom.
           Northern Cablevision Ltd. - Incorporated in United Kingdom.
           Northern Cogen Ltd. - Incorporated in United Kingdom.
           Northern Electric & Gas Distribution Ltd. - Incorporated in United
             Kingdom.
           Northern Electric Building Services Ltd. - Incorporated in United
             Kingdom.
           Northern Electric Computer Services Ltd. - Incorporated in United
             Kingdom.
           Northern Electric Consultants Ltd. - Incorporated in United Kingdom. Northern Electric Contracting Ltd. - Incorporated in United Kingdom. Northern Electric Development Ltd. - Incorporated in United Kingdom. Northern Electric Investments Ltd. - Incorporated in United Kingdom. Northern Electric Power Ltd. - Incorporated in United Kingdom. Northern Electric Share Scheme Trustee Ltd. - Incorporated in United
             Kingdom.
           Northern Electrics Ltd. - Incorporated in United Kingdom.
           Northern Energy Distribution Ltd. - Incorporated in United Kingdom. Northern Gas & Electric Ltd. - Incorporated in United Kingdom. Northern Gas & Electricity Ltd. - Incorporated in United Kingdom. Northern Gas Marketing Ltd. - Incorporated in United Kingdom. Northern Power Distribution Ltd. - Incorporated in United Kingdom. Northern Utilities Ltd. - Incorporated in United Kingdom.
           Northern Utility Services Ltd. - Incorporated in United Kingdom. NUSL International Ltd. - Incorporated in United Kingdom.
           Seal Sands Network Ltd. - Incorporated in United Kingdom.
           UK Electric & Gas Ltd. - Incorporated in United Kingdom.
           UK Electricity & Gas Ltd. - Incorporated in United Kingdom.
           UK Gas & Electricity Ltd. - Incorporated in United Kingdom.